VIEMED ANNOUNCES ACQUISITION OF MAJORITY INTEREST IN HOMEMED,
FORGING PARTNERSHIP WITH EAST ALABAMA HEALTH

Lafayette, Louisiana (April 2, 2024) Viemed Healthcare, Inc. (the “Company” or “Viemed”) (NASDAQ:VMD), a national leader in respiratory care and technology-enabled home medical equipment services, announced the finalization of its strategic partnership with East Alabama Health (“EAH”), providing Viemed with the controlling interest of East Alabama HomeMed, LLC ("HomeMed"). HomeMed provides home medical equipment services to patients within the EAH network as well as those in the surrounding areas of Eastern Alabama.

"We are thrilled to join forces with the exceptional team at East Alabama Health to deliver best-in-class home medical services to their patients and expand HomeMed’s business through the strategic partnership," said Viemed Chief Executive Officer Casey Hoyt. "This marks a significant milestone in our ongoing growth strategy, which includes hospital joint ventures and institutional partnerships. We view this transaction as a blueprint that can be replicated nationwide, enhancing care quality while simultaneously creating value for healthcare systems."

Laura Grill, President and CEO of EAH, emphasized that the collaboration with Viemed aligns seamlessly with East Alabama Health’s organizational mission to provide the best possible care for every patient, every time, and to do so with empathy, kindness and caring. The EAH network encompasses East Alabama Medical Center in Opelika, AL, and EAMC-Lanier Hospital in Valley, AL, with a combined medical staff of 380 physicians.

The transaction closed on April 1, 2024, with Viemed acquiring a majority ownership interest and assuming managerial responsibilities of HomeMed. EAH will retain a minority, non-controlling interest in the entity. Viemed expects incremental annualized revenue from the acquired operations of approximately $4 million.

ABOUT VIEMED HEALTHCARE, INC.

Viemed is a provider of in-home medical equipment and post-acute respiratory healthcare services in the United States. Viemed’s service offerings are focused on effective in-home treatment with clinical practitioners providing therapy and counseling to patients in their homes using cutting-edge technology. Visit our website at www.viemed.com.

For further information, please contact:

Glen Akselrod
Bristol Capital
905-326-1888
glen@bristolir.com

Todd Zehnder
Chief Operating Officer
Viemed Healthcare, Inc.
337-504-3802
investorinfo@viemed.com

Forward-Looking Statements

Certain statements contained in this press release may constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 or “forward-looking information” as such term is defined in applicable Canadian securities legislation (collectively, “forward-looking statements”). Often, but not always, forward-looking statements can be identified by the use of words such as “plans”, “expects”, “is expected”, “budget”, “potential”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates”, “believes”, “projects”, or the negatives thereof or variations of such words and phrases or statements that certain actions, events or results “will”, “should”, “may”, “could”, “would”, “might” or “will be taken”, “occur” or “be achieved” or the negative of these terms or comparable terminology. All statements other than statements of historical fact, including those that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance, including the Company's ability to expand HomeMed’s business, to replicate the transaction nationwide, and expected annualized revenue associated with the acquisition, are not historical facts and may be forward-looking statements and may involve estimates, assumptions and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. Such statements reflect the Company's current views and intentions with respect to future events, and current information available to the Company, and are subject to certain risks, uncertainties and assumptions. Many factors could cause the actual results, performance or achievements that may be expressed or implied by such forward-looking statements to vary from those described herein should one or more of these risks or uncertainties materialize. These factors include, without limitation: the general business, market and economic conditions in the regions in which the Company operates; significant capital requirements and operating risks that the Company may be subject to; the ability of the Company to implement business strategies and pursue business opportunities; volatility in the market price of the Company's common shares; the state of the capital markets; the availability of funds and resources to pursue operations; inflation; reductions in reimbursement rates and audits of reimbursement claims by various governmental and private payor entities; dependence on few payors; possible new drug discoveries; dependence on key suppliers; granting of permits and licenses in a highly regulated business; competition; disruptions in or attacks (including cyber-attacks) on the Company's information technology, internet, network access or other voice or data communications systems or services; the evolution of various types of fraud or other criminal behavior to which the Company is exposed; difficulty integrating newly acquired businesses; the impact of new and changes to, or application of, current laws and regulations; the overall difficult litigation and regulatory environment; increased competition; increased funding costs and market volatility due to market illiquidity and competition for funding; critical accounting estimates and changes to accounting standards, policies, and methods used by the Company; the Company’s status as an emerging growth company and a smaller reporting company; and the occurrence of natural and unnatural catastrophic events or health epidemics or concerns, and claims resulting from such events or concerns; as well as those risk factors discussed or referred to in the Company’s disclosure documents filed with the U.S. Securities and Exchange Commission (the “SEC”) available on the SEC’s website at www.sec.gov, including the Company’s most recent Annual Report on Form 10-K, and with the securities regulatory authorities in certain provinces of Canada available at www.sedar.com. Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward-looking statements prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking statements are expressly qualified in their entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking statements. The forward-looking statements included in this press release are made as of the date of this press release and the Company undertakes no obligation to publicly update or revise any forward-looking statements, other than as required by applicable law.